SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       September 5, 2003
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                               GULF POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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        Maine                         0-2429                      59-0276810
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(State or other jurisdiction     (Commission File  (IRS Employer Identification
    of incorporation)             Number)                      No.)


             One Energy Place, Pensacola, Florida                   32520-0102
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           (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code           (850) 444-6111
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                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.         Other Events.
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                On September 5, 2003, Gulf Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $40,000,000 aggregate principal amount of its Series I 5.75% Senior Notes due September 15, 2033 (the "Series I Senior Notes"). Said Notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Statement Nos. 333-104449, 333-104449-01 and 333-104449-02) of the Company.

Incorporation of Certain Documents by Reference

                Pursuant to Rule 411 of Regulation C under the Securities Act, and in reliance on XL Capital Assurance Inc. and XL Financial Assurance Ltd, SEC No-Action Letter (July 23, 2002), the Company does hereby incorporate by reference the consolidated financial statements of XL Capital Assurance Inc. and XL Financial Assurance Ltd as of December 31, 2002 and December 31, 2001, and for each of the three years in the period ended December 31, 2002, included in the Annual Report on Form 10-K of XL Capital Ltd into (i) this Current Report on Form 8-K; (ii) the Company's Registration Statement on Form S-3 (File Nos. 333-104449, 333-104449-01 and 333-104449-02) and (iii) the prospectus supplement dated September 5, 2003 relating to the Series I Senior Notes filed pursuant to Rule 424(b) under the Securities Act.

                In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP, independent accountants for XL Capital Assurance Inc., insurer of the Series I Senior Notes, to the use of its name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit 23.1.

                Also, in connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers, independent accountants for XL Financial Assurance Ltd, to the use of its name in such prospectus supplement. The consent of PricewaterhouseCoopers is filed herewith as Exhibit 23.2.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c) Exhibits.
            1 Underwriting Agreement related to the Series I Senior Notes, dated September 5, 2003, among the Company and Morgan Stanley & Co. Incorporated and SunTrust Capital Markets, Inc., as the Underwriters.

            4.1    Ninth Supplemental Indenture to Senior Note
                   Indenture dated as of September 16, 2003, providing for the issuance of the Company's Series I 5.75% Senior Notes due September 15, 2033.

            4.2 Form of Series I 5.75% Senior Notes due September 15, 2033 (included in Exhibit 4.1 above).

            5      Opinion of Troutman Sanders LLP.

           12      Computation of ratio of earnings to fixed charges.

           23.1    Consent of PricewaterhouseCoopers LLP.

           23.2    Consent of PricewaterhouseCoopers.

                                                SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:     September 16, 2003          GULF POWER COMPANY


                                      By /s/Wayne Boston
                                            Wayne Boston
                                         Assistant Secretary